UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 20, 2023

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 300

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	EXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on July 20, 2023 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 2, 2023, by and among Extra Space Storage Inc., a Maryland corporation (“Extra Space”), Extra Space Storage LP, a Delaware limited partnership (“Extra Space OP”), Eros Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space (“Extra Space Merger Sub”), Eros OP Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space OP (“Extra Space OP Merger Sub” and, together with Extra Space, Extra Space OP and Extra Space Merger Sub, the “Extra Space Parties”), Life Storage, Inc., a Maryland corporation (“Life Storage”), and Life Storage LP, a Delaware limited partnership (“Life Storage OP” and, together with Life Storage, the “Life Storage Parties”), as amended on May 18, 2023 (the “Merger Agreement”).

Pursuant to the Merger Agreement, on July 20, 2023: (a) Extra Space Merger Sub merged with and into Life Storage (the “Company Merger”), with Life Storage surviving the Company Merger and becoming a wholly owned subsidiary of Extra Space (the “Surviving Entity”), (b) immediately after the effective time of the Company Merger (the “Company Merger Effective Time”), (i) the Surviving Entity was converted into a Maryland limited liability company and (ii) Life Storage Holdings, Inc., a Delaware corporation and the general partner of Life Storage OP (“Life Storage OP GP”), was converted into a Delaware limited liability company (such conversions, collectively, the “LLC Conversions”), (c) immediately after the LLC Conversions, Extra Space contributed to Extra Space OP all of the outstanding equity interests of the Surviving Entity in exchange for the issuance by Extra Space OP to Extra Space or its applicable subsidiaries of a number of newly issued partnership units in Extra Space OP equal to the number of shares of Extra Space Common Stock (as defined below) issued in the Company Merger and (d) thereafter, Extra Space OP Merger Sub merged with and into Life Storage OP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with Life Storage OP surviving the Partnership Merger and becoming a wholly owned indirect subsidiary of Extra Space OP.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, on July 20, 2023, at the Company Merger Effective Time, each share of common stock, par value $0.01 per share, of Life Storage (“Life Storage Common Stock”) issued and outstanding as of immediately prior to the Company Merger Effective Time (other than shares of Life Storage Common Stock owned by any of the Life Storage Parties, the Extra Space Parties or any of their respective wholly owned subsidiaries, which were canceled) was automatically converted into the right to receive 0.895 (the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of Extra Space (“Extra Space Common Stock”) (the “Merger Consideration”), together with cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable law, upon the terms and subject to the conditions set forth in the Merger Agreement.

As of immediately prior to the Company Merger Effective Time, each share of restricted Life Storage Common Stock (“Life Storage Restricted Shares”) that was issued and outstanding as of immediately prior to the Company Merger Effective Time became fully vested and, as of the Company Merger Effective Time, was canceled and converted into the right to receive the Merger Consideration plus cash in lieu of fractional shares without interest, subject to any withholding required under applicable law. Separately, each holder of Life Storage Restricted Shares issued pursuant to the Life Storage 2015 Award and Option Plan that was issued and outstanding as of immediately prior to the Company Merger Effective Time received an additional award entitling them to a number of shares of Life Storage Common Stock equal to (a) (i) the excess of the Change in Control Price (as defined in the Life Storage 2015 Award and Option Plan) over the product of the Merger Consideration and the volume weighted average price of Extra Space Common Stock for the ten (10) trading days immediately prior to the second business day prior to the date of the Company Merger Effective Time, divided by (ii) the average of the high and low sales prices per share of Life Storage Common Stock on July 19, 2023, multiplied by (b) the number of Life Storage Restricted Shares held by such holder of Life Storage Restricted Shares as of immediately prior to the Company Merger Effective Time (each such performance stock unit, a “Top-Up PSU”).

As of immediately prior to the Company Merger Effective Time, each performance stock unit with respect to shares of Life Storage Common Stock, including each Top-Up PSU (the “Life Storage PSUs”) that was outstanding as of immediately prior to the Company Merger Effective Time was accelerated and vested with respect to the number of Life Storage PSUs that vested based on the actual achievement of the applicable performance conditions over the truncated performance period ending on the Closing Date, determined in accordance with the terms of the applicable award agreement. At the Company Merger Effective Time, such vested Life Storage PSUs were canceled and converted into the right to receive the Merger Consideration plus cash in lieu of fractional shares, without interest, subject to any withholding required under applicable law.

As of immediately prior to the Company Merger Effective Time, each deferred stock unit with respect to shares of Life Storage Common Stock (the “Life Storage DSUs”) that was issued and outstanding as of immediately prior to the Company Merger Effective Time became fully vested and all restrictions lapsed. At the Company Merger Effective Time, the Life Storage DSUs were canceled and converted into the right to receive the Merger Consideration plus cash in lieu of fractional shares, without interest, subject to any withholding required under applicable law.

As of immediately prior to the Company Merger Effective Time, there were no outstanding and unexercised Life Storage stock options.

At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (a) the general partner interests in Life Storage OP owned by Life Storage OP GP as of immediately prior to the Partnership Merger Effective Time were converted into one Common Unit (as defined in the Amended and Restated Agreement of Limited Partnership of Life Storage OP, dated June 4, 2021), and Life Storage OP GP continued to be the sole general partner of Life Storage OP following the Partnership Merger Effective Time, (b) the Common Units owned by the Surviving Entity as of immediately prior to the Partnership Merger Effective Time were converted into 99 Common Units, and (c) each Common Unit of Life Storage OP held by a limited partner of Life Storage OP, other than Life Storage or any wholly owned subsidiary of Life Storage, were converted into validly issued common units of Extra Space OP (“Extra Space OP Units”) in an amount equal to the Exchange Ratio. Following the Partnership Merger Effective Time, the Surviving Entity was the sole limited partner of Life Storage OP.

The issuance of shares of Extra Space Common Stock to the former stockholders of Life Storage was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-272152), as amended, filed by Extra Space with the Securities and Exchange Commission (the “SEC”) and declared effective on June 6, 2023 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Mergers, the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement including that certain Amendment to Agreement and Plan of Merger, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Partnership Merger, Extra Space OP issued a total of 1,674,748 Extra Space OP Units to former unitholders of Life Storage OP, which had a total value of approximately $249.5 million.

The terms of the Extra Space OP Units are governed by Extra Space OP’s Fourth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”). The Extra Space OP Units will be redeemable immediately upon issuance. The redemption obligation may be satisfied, at Extra Space’s option, in cash or Extra Space Common Stock. If Extra Space chooses to satisfy its redemption obligations with respect to the Extra Space OP Units in Extra Space Common Stock, each Extra Space OP Unit would receive one share of Extra Space Common Stock, subject to adjustment pursuant to the Partnership Agreement.

The Extra Space OP Units described above were issued in private placements in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Mergers and effective upon the Company Merger Effective Time, Extra Space increased the size of its board of directors from ten members to thirteen members and appointed Joseph V. Saffire, Mark G. Barberio and Susan Harnett to the Extra Space board of directors, to hold office until their successors are duly elected and qualified or their earlier death, resignation or removal.

Other than the receipt of consideration by Mr. Saffire, Mr. Barberio and Ms. Harnett (including any affiliated entities) in respect of their equity interests in Life Storage in connection with the Mergers, as described above, or the payments to Mr. Saffire under Life Storage’s Transaction Bonus Plan and payments under his employment agreement with Life Storage as a result of his termination of employment in connection with the Mergers, as described in the joint proxy statement/prospectus included in the Registration Statement, there are no transactions in which Extra Space is or was a participant and in which any of Mr. Saffire, Mr. Barberio or Ms. Harnett or their immediate family members (within the meaning of Item 404 of Regulation S-K) had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Saffire, Mr. Barberio, and Ms. Harnett will receive cash compensation under Extra Space’s non-employee director compensation program from and after the date of Extra Space’s 2024 annual meeting. Any equity compensation to be provided to Mr. Saffire, Mr. Barberio, and Ms. Harnett in their capacity as non-employee directors will be determined in the discretion of the Extra Space board of directors.

Item 7.01. Regulation FD Disclosure.

On July 20, 2023, Extra Space issued a press release announcing the completion of the Mergers. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Life Storage and Life Storage OP as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2022, and the related notes and financial statement schedule required by Item 9.01(a) were previously filed with the SEC as part of the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

The unaudited financial statements of Life Storage and Life Storage OP as of March 31, 2023 and the related notes required by Item 9.01(a) were previously filed with the SEC as part of the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) was previously filed with the SEC as part of the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, is not required to be filed herewith.

(d)	Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 2, 2023, by and among Extra Space Storage Inc., Extra Space Storage LP, Eros Merger Sub, LLC, Eros OP Merger Sub, LLC, Life Storage, Inc. and Life Storage LP (incorporated by reference to Exhibit 2.1 of Extra Space Storage Inc.’s Form 8-K filed on April 3, 2023).*

2.2	Amendment to Agreement and Plan of Merger, dated as of May 18, 2023, by and among Extra Space Storage Inc., Extra Space Storage LP, Eros Merger Sub, LLC, Eros OP Merger Sub, LLC, Life Storage, Inc. and Life Storage LP (incorporated by reference to Exhibit 2.1 of Extra Space Storage Inc.’s Form 8-K filed on May 19, 2023).

99.1	Press Release, dated July 20, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Life Storage agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: July 20, 2023	By	/s/ Gwyn McNeal
		Name:	Gwyn McNeal
		Title:	Executive Vice President and Chief Legal Officer